UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2006
Date of Report (Date of Earliest Event Reported)

BabyUniverse, Inc.
(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 South U.S. Highway One, Suite 500
Jupiter, Florida  33477
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 277-6400

5601 NW 9th Avenue, Suite 104
Fort Lauderdale, Florida  33309
 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

          On June 19, 2006, BabyUniverse, Inc. (the “Company”) issued a press release announcing the acquisition on June 15, 2006 of certain assets related specifically to the business of ePregnancy Magazine and ePregnancy.com.  The selected assets acquired include the URL www.ePregnancy.com, the ePregnancy trademark, a related online community website, message boards, and an expansive archive of content. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)          Exhibits

           Press Release issued by BabyUniverse, Inc. on June 19, 2006 announcing the acquisition of certain assets related specifically to the business of ePregnancy Magazine and ePregnancy.com.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2006	BABYUNIVERSE, INC.

/s/ Robert Brown

Robert Brown
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit	Description

99.1	Press Release issued by BabyUniverse, Inc. on June 19, 2006 announcing the acquisition of certain assets related specifically to the business of ePregnancy Magazine and ePregnancy.com.